COLUMBIA TECHNOLOGY FUND, INC.
                                  (the "Fund")



                Supplement to Prospectuses Dated January 1, 2004

The section "Managing the Fund - Portfolio Managers" is replaced in its entirety with the following:

PORTFOLIO MANAGERS

Mr. Wayne M. Collette, CFA, a Vice President for Columbia Management, is the Fund's co-portfolio manager. Mr. Collette joined Columbia Management in 2001. Previously, he was an assistant vice president and equity research associate at Schroder Capital Management from 1997-1999. He then moved to Neuberger Berman where he was an associate portfolio manager from 1999-2001. Mr. Collette received a Master of Business Administration degree from the Columbia Business School at Columbia University in 1997.

Mr. Trent E. Nevills, a Vice President for Columbia Management, is the Fund's co-portfolio manager. Mr. Nevills joined Columbia Management in 2003. Previously, he was an equity analyst for Federated Investors from 1997-1999 and a portfolio manager and assistant vice president from 1999-2000. He moved to QED Capital Management where he was involved in portfolio research and engineering from 2000-2003. Mr. Nevills received a Master of Science degree in finance from Carnegie Mellon University in 1997.


                                                                    May 21, 2004

139-36/961R-0504